UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2016

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 4, 2016, Intercontinental Exchange, Inc. issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2015. A copy of the press release announcing such financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including the attached press release, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Intercontinental Exchange makes references to non-GAAP financial information in the attached press release. A description of the non-GAAP financial information and a reconciliation of the non-GAAP financial information to the comparable GAAP financial measures are contained in the attached press release and Intercontinental Exchange’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Item 8.01. Other Events.

ICE announced that Chairman and Chief Executive Officer, Jeffrey C. Sprecher, and Continental Power Exchange, Inc. (“CPEX”), adopted a pre-arranged stock trading plan pursuant to guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934.  Mr. Sprecher owns 100% of the equity interest in CPEX and CPEX has no operations and no assets other than its equity interest in ICE.

The pre-arranged trading plan enables Mr. Sprecher to implement certain tax planning measures, diversify his personal investment portfolio, further his charitable giving and pay income taxes incurred in connection with equity awards. The total sales under the trading plans represent less than 5% of Mr. Sprecher’s combined holdings of ICE stock, restricted stock and stock options (directly or indirectly through CPEX). Under the ICE Stock Ownership Policy, Mr. Sprecher is required to hold ten times his base salary in ICE securities.  As of the date of ICE’s Notice of 2015 Annual Meeting and Proxy Statement, Mr. Sprecher held 250 times his base salary in ICE securities and after the sales contemplated by the trading plans, Mr. Sprecher will continue to hold ICE securities in an amount well in excess of ten times his base salary.

The trading plan was adopted during an authorized trading period and will expire in December 2016. Under Rule 10b5-1 trading plans, trades may be executed at times when an officer is in possession of material non-public information provided the trade is executed based on the application of a formula or binding instructions determined at the time the trading plan was arranged and the trading plan was entered into at a time when the officer was not in possession of material non-public information. Any stock sales that occur under the trading plan will be publicly disclosed in accordance with U.S. securities laws.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated February 4, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Scott A. Hill
Scott A. Hill
Chief Financial Officer

Date:  February 4, 2016

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INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated February 4, 2016

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